EXHIBIT 10.42

NORTHROP GRUMMAN CORPORATION

2001 LONG-TERM INCENTIVE STOCK PLAN

RESTRICTED PERFORMANCE STOCK RIGHTS

TERMS AND CONDITIONS

1.    The performance period with respect to this award shall commence January 1, 2003 and shall end December 31, 2005 (the “Performance Period”). The RPSRs subject to this grant shall be paid at the conclusion of the Performance Period, provided that the Grantee has remained in the continuous employment of the Company or one of its subsidiaries through the last day of the Performance Period, and subject to the terms and performance conditions stated herein, in the Northrop Grumman 2001 Long-Term Incentive Stock Plan, as amended from time to time (the “Plan”), and any rules or guides to administration adopted by the Company’s Compensation and Management Development Committee or any successor committee appointed by the Company’s Board of Directors to administer the Plan (the “Committee”) in effect from time to time, including, without limitation, the Plan’s 2001 Guide to Administration (the “Guide”). Without limiting the generality of the foregoing, the RPSRs are subject to the earnout provisions set forth in the Guide. In accordance with the Guide, Dividend Equivalents (as defined in the Guide) will be paid on and at the same time as any RPSRs that are paid. RPSRs that become payable will be paid by delivery of an equivalent number of shares of Company Common Stock or, in the discretion of the Committee, in cash. Dividend Equivalents that become payable will be paid in cash or, in the discretion of the Committee, shares of Company Common Stock.

2.    This grant of RPSRs and related Dividend Equivalents is subject to termination in accordance with the provisions of the Guide if the Grantee ceases to be an employee of the Company and its subsidiaries. The number of RPSRs (and related Dividend Equivalents) subject hereto that would otherwise be paid if the Grantee had remained employed by the Company or a subsidiary through the entire Performance Period will be pro-rated in accordance with the Guide if the Grantee Retires (as defined below), dies, or becomes Disabled (as defined below) while employed by the Company or a subsidiary and after completing at least six consecutive calendar months of employment with the Company or a subsidiary during the three-year Performance Period. For purposes of this instrument, “Disabled” means disabled pursuant to the provisions of the Company’s (or one of its subsidiary’s) Long Term Disability Plan applicable to the Grantee; or, if the Grantee is not covered by such a Long Term Disability Plan, the incapacity of the Grantee, due to injury, illness, disease, or bodily or mental infirmity, to engage in the performance of substantially all of the usual duties of employment with the Company or the subsidiary which employs the Grantee, such disability to be determined by the Committee upon receipt and in reliance on competent medical advice from one or more individuals, selected by the Committee, who are qualified to give such professional medical advice. For purposes of this instrument, “Retire” means that the Grantee terminates employment after attaining age 55 with at least 10 years of service (other than in connection with a termination by the Company or a subsidiary for cause).

3.    The Company or the subsidiary which employs the Grantee shall be entitled to require, as a condition to any payment of the RPSRs and Dividend Equivalents, that the Grantee pay any sums required to be withheld by federal, state or local tax law with respect to such payment. Alternatively, the Company or such subsidiary, in its discretion, may make such provisions for the withholding of taxes as it deems appropriate.

4.    Other than by will or the laws of descent and distribution, the RPSRs and Dividend Equivalents subject to this instrument may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily.

5.    Payments and the issuance of shares with respect hereto are subject to full compliance with all then applicable requirements of law, the Securities and Exchange Commission, the Commissioner of Corporations of the State of California, or other regulatory agencies having jurisdiction over the Company and its shares, and of any exchange upon which stock of the Company may be listed. The Grantee shall not have the rights and privileges of a stockholder with respect to any shares which may be issued in respect of the RPSRs and/or Dividend Equivalents until the date appearing on the certificate(s) for such shares, if such shares become issuable.

6.    The RPSRs, Dividend Equivalents, and the shares subject to this grant are subject to adjustment upon the occurrence of events such as stock splits, stock dividends and other changes in capitalization in accordance with Section 6 of the Plan. In the event of any adjustment, the Company will give the Grantee written notice thereof which will set forth the nature of the adjustment. Except as set forth below in this paragraph 6, the Grantee’s rights with respect to the RPSRs and Dividend Equivalents in the event of a Change in Control (as defined in the Plan) shall be determined under the Guide. Subject to the exceptions set forth in Section X of the Guide, if, within the Protected Period (as defined in the Guide) corresponding to a Change in Control of the Company, the Grantee’s employment by the Company and its subsidiaries is involuntarily terminated by the Company and its subsidiaries for reasons other than Cause (as defined in the Section X of the Guide) or by the Grantee for Good Reason (as defined in Section X of the Guide) and the Grantee was not otherwise entitled to a pro-rated payment with respect to the RPSRs as referenced in paragraph 2 hereof, then upon the Change in Control the Grantee will be eligible for a pro-rated portion of the RPSRs (and Dividend Equivalents with respect thereto) in accordance with Section VI.K.2 of the Guide.

7.    Vesting in the RPSRs and Dividend Equivalents subject to this instrument requires continued employment through the last day of the Performance Period. Unless otherwise expressly provided in paragraph 2 or paragraph 6 hereof, employment for only a portion of the Performance Period, even if substantial, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment. Subject to the leave of absence provisions of the Guide, the term “employment” as used herein means active employment by the Company or one of its subsidiaries and salary continuation without active employment will not, in and of itself, constitute “employment” for purposes hereof (in the case of salary continuation without active employment, the participant’s cessation of active employee status shall be deemed to be a termination of “employment” for purposes hereof). Nothing contained in this instrument, the Plan, or the Guide constitutes an employment commitment by the Company or any subsidiary, affects the Grantee’s status (if the Grantee is otherwise an at-will employee) as an employee at will who is subject to termination without cause, confers upon the Grantee any right to continue in the employ of the Company or any subsidiary, or interferes in any way with the right of the Company or of any subsidiary to terminate such employment at any time.

8.    The Committee has the discretionary authority to determine any questions as to the date when the Grantee’s employment terminated and the cause of such termination and to interpret any provision of this instrument, the Plan, the Guide, and any other applicable rules or guides to administration. Any action taken by, or inaction of, the Committee relating to or pursuant to this instrument, the Plan, the Guide, or any other applicable rules or guides to administration shall be within the absolute discretion of the Committee and shall be conclusive and binding on all persons.

9.    This grant of RPSRs and related Dividend Equivalents was made under the Plan. The RPSRs and related Dividend Equivalents are governed by, and the Grantee’s rights are subject to, all of the terms and conditions of the Plan, the Guide, and any other rules or regulations adopted by the Committee, as the foregoing may be amended from time to time. The Grantee shall have no rights with respect to any amendment of this instrument, the Plan or the Guide unless such amendment is in writing and signed by a duly authorized officer of the Company.

2